UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2016

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 6, 2016, Liberty Media Corporation (the “Company”) issued a press release announcing that the Company will be holding a Special Meeting of Stockholders on Tuesday, January 17, 2017, at 11:00 a.m., local time, at the corporate offices of the Company, 12300 Liberty Boulevard, Englewood, Colorado 80112.  The record date for the meeting is 5:00 p.m., New York City time, on December 12, 2016.  At the special meeting, holders will be asked to vote on proposals relating to the Company’s issuance of shares of its Series C Liberty Media common stock in connection with the proposed acquisition of Formula 1 and the renaming of the Liberty Media Group and the Liberty Media common stock to the Formula One Group and the Liberty Formula One common stock, respectively, following the proposed acquisition of Formula 1 by the Company.

This press release is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 14a-12 of the Securities Exchange Act of 1934, as amended, and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release dated December 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2016

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release dated December 6, 2016.